Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          May 31, 1999
Current Due Period Ending                           Jun 30, 1999
Prior Distribution Date                             Jun 14, 1999
Distribution Date                                   Jul 14, 1999

Beginning Trust Principal Receivables           4,245,127,761.54
Average Principal Receivables                   4,234,126,645.31
FC&A Collections (Includes Recoveries)             67,883,852.92
Principal Collections                             133,623,976.88
Additional Balances                                59,174,127.64
Net Principal Collections                          74,449,849.24
Defaulted Amount                                   28,633,033.92
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,403,950.00

Beginning Participation Invested Amount           497,861,344.57
Beginning Participation Unpaid Principal          497,861,344.57
Balance
Ending Participation Invested Amount              485,740,549.16
Ending Participation Unpaid Principal Balance     485,740,549.16

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.603%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 497,861,344.57
Numerator for Fixed Allocation                    510,036,017.98
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Applicable Allocation Percentage                        11.7583%
Investor FC&A Collections                           7,981,987.58

Series Participation Interest Default Amount
Numerator for Floating Allocation                 497,861,344.57
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)
Floating Allocation Percentage                          11.7583%
Series Participation Interest Default Amount        3,366,758.24


Principal Allocation Components
Numerator for Floating Allocation                 497,861,344.57
Numerator for Fixed Allocation                    510,036,017.98
Denominator - Max(Sum of Numerators, Principal  4,234,126,645.31
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.0056%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          497,861,344.57
Principal Balance
(e) Actual days in the Interest Period                        30
Series Participation Monthly Interest, [a*d*e]      2,593,027.84

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          12,120,795.41
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       8,754,037.17
or e]
(b) prior to Accelerated Amort. Date or not         8,754,037.17
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      11.7583%
(d) Net Principal Collections                      74,449,849.24
(e) after Accelerated Amort Date or Early Amort    16,096,127.20
Period, [f*g]
(f) Fixed Allocation Percentage                         12.0458%
(g) Collections of Principal
                                                  133,623,976.88

(h) Minimum Principal Amount, [Min(i,l)]            7,586,191.34
(i)  Floating Allocation Percentage of             15,711,909.06
Principal Collections
(j)  2.2% of the Series Participation Interest     10,952,949.58
Invested Amount
(k) Series Participation Interest Net Default       3,366,758.24
Payment Amount
(l)  the excess of (j) over (k)                     7,586,191.34

(m) Series Participation Interest Net Default       3,366,758.24
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     7,981,987.58
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,593,027.84
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,366,758.24
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  829,768.91
Excess [Sec. 4.11(a)(vi)]                           1,192,432.59

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Series 1997-1

Owner Trust
Calculations
Due Period       Jun 30, 1999

Ending
Payment Date     Jul 15, 1999



Calculation of

Interest Expense


Index (LIBOR)       4.987500%

Accrual end      Jul 15, 1999  Jun 15, 1999         30

date, accrual
beginning date
and days in
Interest Period
                    Class A-1     Class A-2  Class A-3    Class B
Certificates      Overcoll

                   Amount
Beginning Unpaid  259,151,713    48,000,000 62,400,000 45,600,000
 33,600,000    49,109,632
Principal
Balance
Previously               0.00          0.00       0.00       0.00
       0.00
unpaid
interest/yield
Spread to index        0.125%        0.250%     0.350%     0.650%
     1.000%
Rate (capped at     5.112500%     5.237500%  5.337500%  5.637500%
  5.987500%
12.5%, 14%, 14%,
14%, 15%)
Interest/Yield      1,104,094       209,500    277,550    214,225
    167,650
Payable on the
Principal
Balance
Interest on              0.00          0.00       0.00       0.00
       0.00
previously
unpaid
interest/yield
Interest/Yield      1,104,094       209,500    277,550    214,225
    167,650
Due
Interest/Yield      1,104,094       209,500    277,550    214,225
    167,650
Paid


Summary



Beginning         259,151,713    48,000,000 62,400,000 45,600,000
 33,600,000    49,109,632
Security Balance
Beginning         259,151,713    48,000,000 62,400,000 45,600,000
 33,600,000
Adjusted Balance
Principal Paid                         0.00       0.00       0.00
       0.00     5,554,168
                    6,670,348
Ending Security

Balance           252,481,364    48,000,000 62,400,000 45,600,000
 33,600,000    43,659,185
Ending Adjusted

Balance           252,481,364    48,000,000 62,400,000 45,600,000
 33,600,000
Ending
    6.9173%
Certificate
Balance as %
Participation
Interest
Invested Amount
Targeted Balance                            63,720,326 47,465,678
 35,867,517
                  252,585,086    48,574,055
Minimum Adjusted                 16,000,000 20,800,000 15,200,000
 11,200,000    13,600,000
Balance
Certificate
   4,906,465
Minimum Balance
Ending OC Amount
               35,349,553
as Holdback
Amount
Ending OC Amount
                8,309,632
as Accelerated
Prin Pmts


Beginning Net            0.00          0.00       0.00       0.00
       0.00          0.00
Charge offs
Reversals                0.00          0.00       0.00       0.00
       0.00          0.00
Charge offs              0.00          0.00       0.00       0.00
       0.00          0.00
Ending Net               0.00          0.00       0.00       0.00
       0.00          0.00
Charge Offs


Interest/Yield     $1.5132871    $4.3645833 $4.4479167 $4.6979167
 $4.9895833
Paid per $1000
Principal Paid     $9.1424731    $0.0000000 $0.0000000 $0.0000000
 $0.0000000
per $1000


Series 1997-1  Owner Trust Calculations
Due Period                                             June 1999
Payment Date                                        Jul 15, 1999

Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       12,120,795.41
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         103,721.11

Series Participation Interest Monthly Interest      2,593,027.84

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,104,094.28
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           209,500.00
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           277,550.00
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             214,225.00
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        167,650.00
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      6,566,627.25
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         5,554,168.16
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           103,721.11
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             516,287.45
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     5,554,168.16
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          103,721.11
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     5,450,447.05
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00